UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  June 2, 2004
                Date of Report (Date of earliest event reported)

                              CONGOLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 1-13612


                Delaware                                     02-0398678
      (State or other jurisdiction                          (IRS Employer
            of incorporation)                             Identification No.)


                             3500 Quakerbridge Road
                                  P.O. Box 3127
                       Mercerville, New Jersey 08619-0127
                     (Address of principal executive office)
       Registrant's telephone number, including area code: (609) 584-3000


                                 Not Applicable
          (Former name or former address, if changed since last report)
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Item 5: Other Events

At a hearing held on June 2, 2004, the Bankruptcy Court rescheduled the Confirmation Hearing previously set for July 22, 2004. The Confirmation Hearing is now scheduled for September 9, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          CONGOLEUM CORPORATION


Date:  June 4, 2004                       /s/ Howard N. Feist III
                                          ---------------------------------
                                          Howard N. Feist III
                                          Chief Financial Officer